EXHIBIT 99.2

                                                                       EXECUTION

       NEITHER THIS GUARANTY, NOR ANY COMMON STOCK ISSUABLE UPON EXERCISE
    OF THE CONVERSION PRIVILEGE SET FORTH IN THE NOTE REFERRED TO HEREIN HAS
        BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS GUARANTY, SUCH NOTE AND, IF ISSUED ANY SUCH STOCK MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT
   (1) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN
   EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN EACH CASE
      IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE
                                 UNITED STATES.

                                    GUARANTY
                                    --------

            In order to induce Payee to extend credit to Maker pursuant to the Note attached hereto (the "NOTE"; terms defined therein and not otherwise defined herein being used herein as therein defined), the undersigned ("GUARANTOR") hereby irrevocably and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)). The term "OBLIGATIONS" is used herein in its most comprehensive sense and includes any and all obligations of Maker now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Note.

            Guarantor acknowledges that a portion of the advances under the Note may be advanced to Guarantor and that the Obligations are being incurred for and will inure to the benefit of Guarantor.

            Any interest on any portion of the Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Maker (or, if interest on any portion of the Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Obligations if said proceeding had not been commenced) shall be included in the Obligations because it is the intention of Guarantor and Payee that the Obligations should be determined without regard to any rule of law or order that may relieve Maker of any portion of such Obligations.

            In the event that all or any portion of the Obligations is paid by Maker, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from Payee as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Obligations.

            Upon the failure of Maker to pay any of the Obligations when and as the same shall become due, Guarantor will upon demand pay, or cause to be paid, in cash, to Payee an amount equal to the aggregate of the unpaid Obligations.

            Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows: (a) this Guaranty is a guaranty of payment when due and not of collectibility; (b) Payee may enforce this Guaranty upon the occurrence of an Event of Default under the Note notwithstanding the existence of any dispute between Maker and Payee with respect to the existence of such event; (c) the obligations of Guarantor hereunder are independent of the obligations of Maker under the Note and the obligations of any other guarantor of the obligations of Maker under the Note and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Maker or any of such other guarantors and whether or not Maker is joined in any such action or actions; (d) Guarantor's payment of a portion, but not all, of the Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for any portion of the Obligations that has not been paid; (e) Payee may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of Guarantor's liability hereunder, (i) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Obligations, (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (iii) request and accept other guaranties of the Obligations and take and hold security for the payment of this Guaranty or the Obligations, (iv) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Obligations, any other guaranties of the Obligations, or any other obligation of any Person with respect to the Obligations, (v) enforce and apply any security now or hereafter held by or for the benefit of Payee in respect of this Guaranty or the Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Payee may have against any such security, as Payee in its discretion may determine consistent with any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (vi) exercise any other rights available to it under the Note, at law or in equity; and (f) this Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Obligations), including without limitation the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (i) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Obligations, (ii) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Note or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Obligations, (iii) the Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect,
(iv) the application of payments received from any source to the payment of indebtedness other than the Obligations, even though Payee might have elected to apply such payment to any part or all of the Obligations, (v) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Obligations, (vi) any defenses, set-offs or counterclaims which Maker may allege or assert against Payee in respect of the Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (vii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Obligations. This Guaranty is a continuing guaranty and shall be binding upon Guarantor and its successors and assigns, and Guarantor irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Obligations.

            Guarantor hereby waives, for the benefit of Payee: (a) any right to require Payee, as a condition of payment or performance by Guarantor, to (i) proceed against Maker, any other guarantor of the Obligations or any other Person, (ii) proceed against or exhaust any security held from Maker, any other guarantor of the Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of Payee in favor of Maker or any other Person, or (iv) pursue any other remedy in the power of Payee whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Maker including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Maker from any cause other than payment in full of the Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon Payee's errors or omissions in the administration of the Obligations, except behavior which amounts to bad faith;
(e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that Payee protect, secure, perfect or insure any security interest or lien or any property subject thereto;
(f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Note or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of any extension of credit to Maker and notices of any of the matters referred to in the preceding paragraph and any right to consent to any thereof; and (g) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

            Until the Obligations shall have been paid in full, Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against Maker or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against Maker, (ii) any right to enforce, or to participate in, any claim, right or remedy that Payee now has or may hereafter have against Maker, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by Payee, and
(b) any right of contribution Guarantor may have against any other guarantor of any of the Obligations. Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against Maker or against any collateral or security, and any rights of contribution Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights Payee may have against Maker, to all right, title and interest Payee may have in any such collateral or security, and to any right Payee may have against such other guarantor.

            Any indebtedness of Maker now or hereafter held by Guarantor is hereby subordinated in right of payment to the Obligations, and any such indebtedness of Maker to Guarantor collected or received by Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Payee and shall forthwith be paid over to Payee to be credited and applied against the Obligations.

            Guarantor agree to pay, or cause to be paid, on demand, and to save Payee harmless against liability for, any and all reasonable costs and expenses (including fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by Payee in connection with the enforcement of or preservation of any rights under this Guaranty.

            It is not necessary for Payee to inquire into the capacity or powers of Guarantor or Maker or the officers, directors or any agents acting or purporting to act on behalf of any of them.

            Payee shall have no obligation to disclose or discuss with Guarantor its assessment, or Guarantor's assessment, of the financial condition of Maker. Guarantor has adequate means to obtain information from Maker on a continuing basis concerning the financial condition of Maker and its ability to perform its obligations under the Note, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of Maker and of all circumstances bearing upon the risk of nonpayment of the Obligations. Guarantor hereby waives and relinquishes any duty on the part of Payee to disclose any matter, fact or thing relating to the business, operations or conditions of Maker now known or hereafter known by Payee.

            Guarantor acknowledges that pursuant to the terms of the Note, Payee may require that the Obligations be paid in Common Stock. Guarantor acknowledges and agrees to pay any Obligations in Common Stock that Maker has requested be paid in Common Stock pursuant to the terms of the Note. By their acceptance of this Guaranty, each of Payee, any transferee or assignee of Payee and their respective successors and assigns (i) represent and warrant to Guarantor and Maker that it is an "accredited investor" as that term is defined in Regulation D under the Securities Act, and is it acquiring the Note and this Guaranty and will acquire any Common Stock issuable upon conversion of the Note for its own account, for investment, and not with a view to the distribution thereof, and
(ii) agree that, as a condition precedent to its obligation to issue Common Stock pursuant to this Guaranty, Guarantor may require that Payee reaffirm the representations and warranties set forth in this paragraph and may cause any certificate or certificates evidencing such Common Stock to be printed with the following a legend:

            THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

            The rights, powers and remedies given to Payee by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Payee by virtue of any statute or rule of law or in the Note or any agreement between Guarantor and Payee or between Maker and Payee. Any forbearance or failure to exercise, and any delay by Payee in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

            Guarantor hereby represents and warrants to Payee that: (a) Guarantor is duly organized, validly existing and in good standing under the laws of the state of its incorporation; (b) Guarantor has the corporate power, authority and legal right to execute, deliver and perform this Guaranty and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty; (c) this Guaranty has been duly executed and delivered by a duly authorized officer of Guarantor, and this Guaranty constitutes the legally valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles relating to or limiting creditors' rights generally; (d) the execution, delivery and performance of this Guaranty including, without limitation, the issuance of Common Stock of Guarantor as required by any Conversion Notice, will not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or the certificate of incorporation or bylaws of Guarantor or any securities issued by Guarantor, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of Guarantor and its Subsidiaries, taken as a whole, and will not result in, or require, the creation or imposition of any lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking, and
(e) all shares of Common Stock issued pursuant to the Guaranty, when issued, will be duly authorized, validly issued, fully paid and non-assessable and free of any Lien or adverse claim, and will not be subject to Guarantor's compliance with or satisfaction of any pre-emptive or similar rights held by the holders of Guarantor's Common Shares or such holders' waiver of any such rights.

            Guarantor hereby covenants and agrees that it shall: (a) promptly provide to Payee all financial and operational information with respect to Guarantor and its subsidiaries as Payee may reasonably request; (b) not merge or consolidate with any other Person, or sell, lease or otherwise dispose of all or any substantial part of its property or assets to any other Person, (c) reserve and keep available for issuance at all times that the Note is outstanding a sufficient number of authorized but unissued shares of Common Stock to allow it to capitalize Maker with or otherwise transfer to Maker a sufficient number of shares of Common Stock to allow Maker to satisfy its obligations to issue Common Stock as required by the Note and this Guaranty and, if at any time, the number of authorized but unissued shares shall not be sufficient for such purpose, the Guarantor shall take all such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number shares as shall be sufficient for such purpose; (d) from time to time capitalize Maker with Common Stock or otherwise transfer Common Stock to Maker to allow Maker to satisfy its obligations to issue Common Stock as required by the Note; (e) list or cause to be listed on each national securities exchange, the NASDAQ Stock Market or any other exchange or market on which the Common Stock may then be listed, any Common Stock issued hereunder, and (f) comply with all federal, state and other applicable securities laws regulating the offer, issuance and delivery of the Common Stock by itself or Maker, provided, however, that nothing in the Note or this Guaranty shall require that Guarantor file a registration statement under the Securities Act or any state securities law, or file a prospectus or take any similar action in any other jurisdiction.

            This Guaranty shall inure to the benefit of Payee and its successors and assigns. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

            THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. Guarantor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Guarantor at its address set forth below its signature hereto, such service being hereby acknowledged by Guarantor to be sufficient for personal jurisdiction in any action against Guarantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Payee to bring proceedings against Guarantor in the courts of any other jurisdiction.

            GUARANTOR AND, BY THEIR ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY, PAYEE AND ANY SUBSEQUENT HOLDER OF THE NOTE, HEREBY IRREVOCABLY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS GUARANTY AND THE GUARANTOR/BENEFICIARY RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Guarantor and, by their acceptance of the benefits of this Guaranty, Payee and any subsequent holder of the Note, each (i) acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Guaranty or making the loan evidenced by the Note, as the case may be, and that each will continue to rely on this waiver in their related future dealings, and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS GUARANTY. In the event of litigation, this provision may be filed as a written consent to a trial by the court.

            This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. This Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor) and receipt by Payee of written or telephonic notification of such execution and authorization of delivery thereof.

            IN WITNESS WHEREOF, Guarantor caused this Guaranty to be executed by its duly authorized officer as of the date set forth below.

                                        FIBERCORE, INC .

                                        By: ________________________________
                                            Name:
                                            Title:
                                        Dated as of: December 20, 2002


                                        Address:

                                              253 Worcester Road, P.O. Box 180
                                              Charlton, MA 01507